Quarterly Information (unaudited)	12 Months Ended
Feb. 24, 2018
Quarterly Financial Information Disclosure [Abstract]
Quarterly Information (unaudited)
QUARTERLY INFORMATION (unaudited)

The summarized quarterly financial data presented below reflects all adjustments, which in the opinion of management, are of a normal and recurring nature and are necessary for a fair statement of the results for the interim periods presented (in millions):

	Fiscal 2017
	52 Weeks	Last 12 Weeks	Third 12 Weeks	Second 12 Weeks	First 16 Weeks
Net sales and other revenue	$59,924.6	$14,033.7	$13,599.2	$13,831.7	$18,460.0
Gross profit	16,361.1	3,948.3	3,624.6	3,729.7	5,058.5
Operating (loss) income	(4.9)	213.3	(95.0)	(213.8)	90.6
(Loss) income before income taxes	(917.5)	15.3	(305.4)	(422.9)	(204.5)
Income tax (benefit) expense	(963.8)	(373.0)	(523.5)	(67.7)	0.4
Net income (loss)	$46.3	$388.3	$218.1	$(355.2)	$(204.9)

Net loss for the second twelve weeks of fiscal 2017 includes a goodwill impairment charge of $142.3 million. Net income during fiscal 2017 includes additional asset impairment charges of $100.9 million.

Net income in the third twelve weeks of fiscal 2017 includes a non-cash income tax benefit of $359.0 million related to the release of substantially all of NALP's valuation allowance associated with the Reorganization Transactions. Fiscal 2017 reflects a non-cash income tax benefit of $218.0 million related to the release of substantially all of NALP's valuation allowance, a difference of $141.0 million due to additional valuation allowance recorded for the first three quarters of fiscal 2017 through the date of the Reorganization Transactions. Net income for the last twelve weeks of fiscal 2017 includes a net non-cash income tax benefit of $430.4 million as a result of the reduction in net deferred tax liabilities due to the lower corporate income tax rate from the enactment of the Tax Cuts and Jobs Act, partially offset by an increase of $46.7 million in net deferred tax liabilities from the Company's limited liability companies related to the Reorganization Transactions.

	Fiscal 2016
	52 Weeks	Last 12 Weeks	Third 12 Weeks	Second 12 Weeks	First 16 Weeks
Net sales and other revenue	$59,678.2	$13,816.6	$13,613.8	$13,856.1	$18,391.7
Gross profit	16,640.5	3,933.8	3,819.8	3,765.9	5,121.0
Operating income	640.5	186.0	153.9	101.2	199.4
Loss before income taxes	(463.6)	(45.3)	(32.1)	(276.7)	(109.5)
Income tax (benefit) expense	(90.3)	(79.9)	4.1	(38.6)	24.1
Net (loss) income	$(373.3)	$34.6	$(36.2)	$(238.1)	$(133.6)

Net loss for the first twelve weeks of fiscal 2016 includes losses of $78.9 million in pension expense, net related to the Collington acquisition, and gains related to the sale of surplus properties of $43.5 million.

Net loss for the second twelve weeks of fiscal 2016 includes a loss on extinguishment of debt of $111.7 million.